UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  May 12, 2014

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53981                                              20-8610073

Commission File Number)                         (IRS Employer Identification No.)

19111 North Dallas Parkway, Suite 200

Dallas, TX                                                                   75287

(Address of principal executive offices)                                          (Zip Code)

(972) 695-4776

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On May 12, 2014, Blue Calypso, Inc. (the “Company”) issued a press release announcing its financial results for its first quarter of 2014. A copy of the press release issued by the Company on May 12, 2014 is attached as Exhibit 99.1.

                The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibit.

(d)

Exhibits

99.1

Press Release, dated May 12, 2014, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  May 12, 2014

By: /s/ William Ogle

       William Ogle

Chief Executive Officer

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